Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MidSouth Bancorp, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2008 (the “Report”), I, Teri S. Stelly., Controller and Interim Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Teri S. Stelly
________________________
Teri S. Stelly
Interim Chief Financial Officer
March 16, 2009